MANAS PETROLEUM CORPORATION
STOCK OPTION AGREEMENT
(Not For Use For Investor Relations)

THIS STOCK OPTION AGREEMENT (“Agreement”) is made and entered into as of the date set forth below, by and between MANAS PETROLEUM CORPORATION, a Nevada corporation (the “Company”), and the following officer of the Company (herein, the “Optionee”):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1.	Option Information.

	(a)	Date of Option:	February 1, 2013

	(b)	Optionee:	<>

	(c)	Number of Shares:	<>

	(d)	Exercise Price:	CDN$<> per Share

2.             Acknowledgements.

(a)

The Board of Directors (the “Board”) and the shareholders of the Company have adopted the MANAS PETROLEUM CORPORATION 2011 STOCK OPTION PLAN (the “Plan”), pursuant to which this Option is being granted; and

(b)	The Board has authorized the granting to Optionee of a stock option (the“Option”) to purchase shares of common stock of the Company (“Common Shares”) upon the terms and conditions hereinafter stated.

3.             Shares; Price.

3.1           The Company hereby grants to Optionee the non-transferable right to purchase, upon and subject to the terms and conditions herein stated, the number of Common Shares set forth in Section 1(c) above (the “Shares”) for cash at the price per Share set forth in Section 1(d) above (the “Exercise Price”).

4.             Term of Option.

4.1           This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, ten (10) years from the date hereof or, if earlier, upon the date and for the reasons specified in Section 7, Section 8 or Section 13, below. Nothing contained herein shall be construed to interfere in any way with the right of the Company to terminate the relationship between it and Optionee, or to increase or decrease the compensation paid to Optionee, if any, from the rate in effect as of the date hereof.

5.             Vesting of Option.

5.1           Subject to the provisions of Section 7, Section 8 or Section 13, below, this Option shall become exercisable in eight equal instalments equal to one-eighth of the total number of Shares. The first instalment shall become exercisable on the first day of the third full calendar month after the date of this Agreement and each subsequent instalment shall become exercisable on the first day of the calendar month that is three months after the prior instalment has vested, with the final instalment vesting on the first day of the 24th calendar month after the date of this Agreement. The instalments shall be cumulative (i.e., this option may be exercised, as to any or all Shares covered by an instalment, at any time or times after an instalment becomes exercisable and until expiration or termination of this Option).

6.             Exercise.

6.1           This Option shall be exercised by delivery to the Company of:

(a)	written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A;

(b)

a cashier’s cheque, bank draft, wire transfer (pursuant to wire transfer instructions that will be supplied by the Company upon request) or cash in the amount of the Exercise Price of the Shares covered by the notice; and

(c)	a written investment representation as provided for in Section 13 hereof.

Except as otherwise expressly permitted in Section 8, below, this Option shall not be assignable or transferable and may be exercised only by Optionee during his or her lifetime.

7.             Termination of Service.

7.1           If Optionee’s service as a consultant, employee, officer or director of the Company terminates for any reason, no further instalments shall vest pursuant to Section 5 and Optionee shall have the right at any time within thirty (30) days following such termination of services or the remaining term of this Option, whichever is less, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date Optionee ceased to be any one or more of a consultant, employee, officer or director of the Company; provided, however, if Optionee is terminated for reasons that would justify a termination of employment “for cause” as contemplated by applicable law, the foregoing right to exercise shall automatically terminate on the date Optionee ceases to be any one or more of a consultant, employee, officer or director of the Company as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option specified in Section 4 hereof.

8.             Death of Optionee.

8.1           If the Optionee shall die while serving as any of a consultant, employee, officer or director of the Company, Optionee’s personal representative or the person entitled to Optionee’s rights hereunder may at any time within ninety (90) days after the date of Optionee’s death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee’s death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9.             No Rights as Shareholder.

9.1           Optionee shall have no rights as a shareholder with respect to the Shares covered by any instalment of this Option until the effective date of the issuance of Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10.             Recapitalization.

10.1           Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued Common Shares resulting from a subdivision or consolidation of Common Shares or the payment of a stock dividend, or any other increase or decrease in the number of such Common Shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been “effected without receipt of consideration by the Company.”

10.2           In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), this Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board; provided, however, if Optionee shall be a consultant, employee, officer or director of the Company at the time such Reorganization is approved by the stockholders, Optionee shall have the right to exercise this Option as to all or any part of the Shares, without regard to the instalment provisions of Section 5, for a period beginning 30 days prior to the consummation of such Reorganization and ending as of the Reorganization or the expiration of this Option, whichever is earlier, subject to the consummation of the Reorganization. In any event, the Company shall notify Optionee, at least 30 days prior to the consummation of such Reorganization, of his exercise rights, if any, and that the Option shall terminate upon the consummation of the Reorganization.

10.3           Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Common Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the instalment provisions of Section 5 shall continue to apply.

10.4           In the event of a change in the Common Shares of the Company as presently constituted, which is limited to a change of all of its authorized Common Shares without par value into the same number of Common Shares with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

10.5           To the extent that the foregoing adjustments relate to Common Shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of Common Shares of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

10.6           The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11.             Taxation upon Exercise of Option.

11.1           Optionee understands that, upon exercise of this Option, Optionee may, depending on applicable tax laws in the jurisdiction where Optionee is liable for the payment of income taxes, recognize income, for income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with the Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee’s then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12.             Modification, Extension and Renewal of Options.

12.1           The Board may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefor (to the extent not theretofore exercised), subject at all times to the Plan, the applicable rules of any regulatory authority or stock exchange, and any applicable laws. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, materially alter to the Optionee’s detriment or materially impair any rights of Optionee hereunder.

13.             TSX Venture Exchange

If and for so long as any of the Company’s securities are listed for trading on the TSX Venture Exchange (the “TSXV”), the provisions of this Section 13 will apply to this Agreement and to any Options granted hereunder. To the extent that the provisions of this Section are inconsistent with the provisions found in the other Sections of this Agreement, the provisions of this Section will prevail.

13.1

The terms “directors”, “employees”, “consultants”, “consultant company” and “management company employee” will have the meanings as defined in the applicable policy of the TSXV. As a condition precedent to the issuance of an Option, the Company must be able to represent to the TSXV as of the grant date that the Optionee is a bona fide employee, consultant or management company employee, as the case may be.

13.2	The exercise price of an Option must be paid in cash.

13.3

Options and Shares will be subject to all applicable trading restrictions in effect pursuant to TSXV policies and the Company shall be entitled to legend any Option certificates and the certificates representing Shares issued upon exercise of Options accordingly, including TSXV legends, as applicable.

13.4

In the event of Optionee’s death, any Options held by Optionee shall pass to the personal representative (being the executor or administrator of the deceased Optionee, duly appointed by a court or public authority having jurisdiction to do so) of Optionee and shall be exercisable by the personal representative on or before the date which is the earlier of twelve months following the date of death and the applicable expiry date.

13.5	The Options granted hereunder are subject to approval by a majority of the Company’s disinterested shareholders at a meeting of the shareholders if this Agreement would result at any time in:

i.

the number of Common Shares reserved for issuance pursuant to all stock options granted to “Insiders” (as that term is defined under applicable law), including those granted pursuant to this Agreement, exceeding ten percent (10%) of the issued and outstanding Common Shares of the Company; or

ii.

the grant to Insiders, within a 12 month period, of a number of options, including those granted pursuant to this Agreement, exceeding ten percent (10%) of the issued and outstanding Common Shares of the Company; or

	iii.	the issuance to any one person, including Optionee, within a 12 month year period, of a number of Common Shares exceeding five percent (5%) of the issued and outstanding Common Shares of the Company.

13.6           If Optionee is not an individual, Optionee shall complete and file with TSXV a Certification and Undertaking Required from a Company Granted an Incentive Stock Option (Form 4F), as described in Sections 2.5 and 4.2 of TSXV Policy 4.4 as in effect on the date of this Agreement and as the same may be amended from time-to-time.

13.7           If Optionee is a new Insider of the Company, Optionee shall complete and file a Personal Information Form (Form 2A) or, if applicable, a Statutory Declaration (Form 2C1) with TSXV.

14.             Representations and Warranties

14.1           Optionee authorizes the Company to represent and warrant to the TSXV that Optionee is, as applicable, either a “director”, “employee”, or “consultant” of the Company. For the purposes of this Section 14.1, the foregoing terms shall have the meaning attributed to them in Section 1.2 of TSXV Policy 4.4 as that Policy is in effect on the date of this Agreement and as the same may be amended from time-to-time.

14.2           If on the date of this Agreement or on the date of exercise of any of the Options granted hereunder, Optionee is a U.S. Person (as defined in Rule 902 of Regulation S, promulgated by the Securities and Exchange Commission) or is physically located in the United States, Optionee represents and agrees that:

(a)

if and when Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act of 1933, as amended (the “Securities Act”) either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement;

(b)

that Optionee has had access to the financial statements of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information (collectively, the “Company Information”). Optionee understands that all of the Company Information is available for Optionee’s review on both the EDGAR database maintained by the Securities and Exchange Commission (as www.sec.gov) and the SEDAR database maintained by the Canadian Securities Administrators (at www.sedar.com);

(c)

that Optionee has sufficient education and experience as will enable Optionee to review and understand the Company Information and is able to assess the merits and the risks of an investment in the Company and its business; and

(d)

that Optionee will provide any information required by the Company in connection with the grant of the Option or the exercise thereof and that all information provided by Optionee to the Company is complete and accurate and Optionee understands and agrees that the Company and others will rely upon the truth and accuracy of such acknowledgements, representations and agreements, and Optionee agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, Optionee shall promptly notify the Company.

14.3           The securities deliverable upon exercise of these Options may be subject to restrictions on resale under applicable securities laws and the policies of any stock exchange or market on which the Company’s securities may be traded or listed for quotation from time-to-time. Optionee agrees that the Company may take such steps as the Company deems reasonably necessary to comply with applicable law and the requirements of any stock exchange and, promptly after receipt of any request from the Company, acting reasonably, Optionee shall cooperate with the Company in providing information to regulatory authorities, filing required reports and similar compliance efforts.

14.4           Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate including, where applicable, any legend required by the Canadian securities laws or any stock exchange on which securities of the Company are traded. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company’s transfer agent.

15.             Stand-off Agreement.

15.1           Optionee agrees that, in connection with any registration of the Company’s securities under the Securities Act, and upon the request of the Company or any underwriter managing in an underwritten offering of the Company’s securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

16.             Notices.

16.1           Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the mail, postage prepaid, addressed to Optionee at the address last provided by Optionee to the Company.

17.             Agreement Subject to Plan; Applicable Law.

17.1           This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of the Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. The interpretation and enforcement of this Option Agreement and any questions with respect to the validity of any Options granted hereunder shall be governed by the laws of the State of Nevada and, to the extent applicable, the federal laws of the United States and the securities laws of any state or province of the United States or Canada having jurisdiction over the Company.

[SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, the parties hereto have executed this Option as of the date first above written.

COMPANY:	MANAS PETROLEUM CORPORATION,
a Nevada corporation

By:
Name:
Title:

OPTIONEE:	By:
(signature)
	Name:	<>

(one of the following, as appropriate, shall be signed)

I certify that as of the date hereof I am unmarried	By his or her signature, the spouse of Optionee
hereby agrees to be bound by the provisions of the
foregoing INCENTIVE STOCK OPTION
AGREEMENT

Optionee
Spouse of Optionee

APPENDIX A

NOTICE OF EXERCISE

MANAS PETROLEUM CORPORATION

Re: Nonstatutory Stock Option

Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ________________

Number of shares being purchased: ________________

Exercise Price: $________________

A check in the amount of the aggregate price of the shares being purchased is attached.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company’s 2011 Stock Option Plan.

By:
(signature)

Name: